UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 5, 2024

CALIFORNIA RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36478	46-5670947
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 World Trade Center, Suite 1500
Long Beach, California	90831
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (888) 848-4754

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 5, 2024, California Resources Corporation (the “Company”) completed its previously announced private offering of $600.0 million aggregate principal amount of its 8.250% senior notes due 2029 (the “Notes”). The terms of the Notes are governed by the Indenture (the “Indenture”), dated as of June 5, 2024, by and among the Company, the guarantors party thereto (the “Guarantors”) and Wilmington Trust, National Association, as trustee (the “Trustee”). The Notes will mature on June 15, 2029. Interest will accrue from June 5, 2024 and will be payable semi-annually on June 15 and December 15 of each year, commencing December 15, 2024.

The Notes are guaranteed on a senior unsecured basis by all of the Company’s existing subsidiaries that guarantee its obligations under its revolving credit facility and its existing 7.125% Senior Notes due 2026, and the Notes will be guaranteed by certain of the Company’s future subsidiaries. Following the consummation of the Company’s pending business combination (the “Aera Merger”) with Aera Energy LLC and Aera Energy Services Company (the “Aera Companies”), the Notes will be guaranteed by all of the entities that become guarantors under the revolving credit facility and the existing 7.125% Senior Notes due 2026 in connection of the consummation of the Aera Merger. The Notes and the guarantees thereof are unsecured, rank equally in right of payment with all senior unsecured debt of the Company and the Guarantors and rank senior to all of the existing and future subordinated debt of the Company and the Guarantors.

The Notes are subject to a special mandatory redemption at a redemption price equal to 100% of the initial issue price of the Notes plus accrued and unpaid interest to, but excluding, the payment date of such mandatory redemption, if (x) the Aera Merger does not occur on or before May 7, 2025 (the “Outside Date”), or (y) prior thereto, the Company notifies the Trustee in writing that (i) the merger agreement related to the Aera Merger (the “Merger Agreement”) has been terminated or (ii) the Company will not pursue the consummation of the Aera Merger or has determined in its sole discretion that the Aera Merger cannot or is not reasonably likely to be consummated by the Outside Date.

The Company may, at its option, redeem some or all of the Notes at any time on or after June 15, 2026 at the redemption prices specified in the Indenture. Prior to such time, the Company may, at its option, redeem up to 35% of the aggregate principal amount of the Notes with an amount of cash not greater than the net cash proceeds from certain equity offerings at the redemption price specified in the Indenture. In addition, before June 15, 2026, the Company may redeem some or all of the Notes at a redemption price equal to 100% of the aggregate principal amount of the Notes redeemed, plus the applicable premium as specified in the Indenture and accrued and unpaid interest, if any, to, but excluding, the redemption date. If the Company experiences certain kinds of change of control trigger events, the Company will be required to offer to repurchase the Notes at 101% of the aggregate principal amount of the Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to, but excluding, the date of purchase. The Indenture contains other customary terms, events of default and covenants.

The above description of the Indenture is not complete and is qualified in its entirety by reference to the full text of the Indenture, which is filed as Exhibit 4.1 hereto and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information provided under Item 1.01 in this Current Report on Form 8-K regarding the Notes, the Indenture and the related guarantees is incorporated by reference into this Item 2.03.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the transactions contemplated by the Merger Agreement relating to the Aera Merger, including the proposed issuance of the Company’s common stock pursuant to the Merger Agreement. In connection with the transaction, the Company filed a proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”), as well as other relevant materials. Following the filing of the definitive proxy statement, the Company mailed the definitive proxy statement and a proxy card to its stockholders. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH

THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE AERA COMPANIES, THE AERA MERGER AND RELATED MATTERS. Investors and security holders will be able to obtain copies of the proxy statement as well as other filings containing information about the Companies, the Aera Companies and the Aera Merger, without charge, at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by the Company will be available, without charge, at the Company’s website, www.crc.com. The information included on, or accessible through, the Company’s website is not incorporated by reference into this communication.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Aera Merger. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2024 Annual Meeting of Stockholders, which was filed with the SEC on March 21, 2024. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the transaction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Indenture, dated June 5, 2024, by and among the Company, the Guarantors and the Trustee.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California Resources Corporation

By:	/s/ Michael L. Preston
Michael L. Preston Executive Vice President, Chief Strategy Officer and General Counsel

DATED: June 5, 2024